UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

    ICT GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following are two memorandums that were distributed to certain employees of ICT Group, Inc. by John J. Brennan, President and Chief Executive Officer, on November 6, 2009:

Memo

To:	Executive Officers, Employees without Employment Agreements, Sales

From:	John Brennan, President and CEO

Date:	November 5, 2009

Re:	Change of Control Provision – ICT/Sykes Merger Agreement

In connection with the proposed acquisition of ICT Group by Sykes Enterprises, I am very pleased to inform you that the ICT Board of Directors approved an incremental change-in-control severance benefit equal to 3 months’ salary for certain key ICT senior management and sales professionals.

The incremental change-in-control severance benefit is in addition to any severance that you may otherwise be entitled to in the event of termination of your employment by ICT, whether through an ICT Employment Agreement, ICT Severance Guidelines or in-country statutory law for international locations. This incremental change-in-control severance benefit will, subject to the terms and conditions of your employment agreement (if applicable) and the attached agreement, be paid (net of applicable tax and other withholdings) in a lump sum payment within 30 days after termination of your employment and is payable in the event that your employment is terminated during the 12 month period after the date of closing of the merger transaction.

Please read the attached agreement carefully. If you accept the terms of the attached agreement, please sign and return a copy of the agreement to Sally Howe, VP and Assistant General Counsel in our Corporate Legal Department by November 20, 2009.

In closing, we should all be very proud of our accomplishments over the past year. Our results have contributed to substantially improved company performance over the past three quarters. Our focus on the business over the next few months will be instrumental in determining bonus payments and profit sharing for our employees at year end. Thank you for your continued commitment to ICT.

Additional Information

In connection with the proposed merger, Sykes will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of ICT that also constitutes a prospectus of Sykes. ICT will mail the proxy statement/prospectus to its shareholders. Sykes and ICT urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the Securities and Exchange Commission regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free from Sykes at http://investor.sykes.com/phoenix.zhtml?c=119541&p=irol-sec, or by contacting SYKES’ Investor Relations Department at 1-813-233-7143, or by contacting MBS Value Partners at 1-212-750-5800. You may also obtain these documents, free of charge from ICT at www.ictgroup.com.

Sykes, ICT and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from ICT shareholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the ICT shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Sykes’ executive officers and directors in the proxy statement for Sykes’ 2009 annual meeting of shareholders, filed with the SEC on April 15, 2009. You can find information about ICT’s executive officers and directors in the proxy statement for ICT’s 2009 annual meeting of shareholders, filed with the SEC on April 29, 2009. Free copies of these documents may be obtained from Sykes and ICT as described above.

Memo

To:	Employees with Regular Employment Agreements

From:	John Brennan, President and CEO

Date:	November 5, 2009

Re:	Change of Control Provision – ICT/Sykes Merger Agreement

In connection with the proposed acquisition of ICT Group by Sykes Enterprises, I am very pleased to inform you that the ICT Board of Directors approved an incremental change-in-control severance benefit equal to 3 months’ salary for certain key ICT senior management and sales professionals.

This amendment to your employment agreement not only provides an additional three month severance payment, but modifies your existing agreement to pay all severance, including the Change of Control severance provision, in a lump sum payment within 30 days after the termination of employment. As is further outlined in the attached agreement, this Change of Control provision will remain in effect for the 12 month period after the date of closing.

Please read the attached agreement carefully. If you accept the terms of the attached agreement, please sign and return a copy of the agreement to Sally Howe, VP and Assistant General Counsel in our Corporate Legal Department by November 20, 2009.

In closing, we should all be very proud of our accomplishments over the past year. Our results have contributed to substantially improved company performance over the past three quarters. Our focus on the business over the next few months will be instrumental in determining bonus payments and profit sharing for our employees at year end. Thank you for your continued commitment to ICT.

Additional Information

In connection with the proposed merger, Sykes will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of ICT that also constitutes a prospectus of Sykes. ICT will mail the proxy statement/prospectus to its shareholders. Sykes and ICT urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the Securities and Exchange Commission regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free from Sykes at http://investor.sykes.com/phoenix.zhtml?c=119541&p=irol-sec, or by contacting SYKES’ Investor Relations Department at 1-813-233-7143, or by contacting MBS Value Partners at 1-212-750-5800. You may also obtain these documents, free of charge from ICT at www.ictgroup.com.

Sykes, ICT and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from ICT shareholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the ICT shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Sykes’ executive officers and directors in the proxy statement for Sykes’ 2009 annual meeting of shareholders, filed with the SEC on April 15, 2009. You can find information about ICT’s executive officers and directors in the proxy statement for ICT’s 2009 annual meeting of shareholders, filed with the SEC on April 29, 2009. Free copies of these documents may be obtained from Sykes and ICT as described above.